NET LOSS PER COMMON SHARE	3 Months Ended
Mar. 31, 2013
Net Loss Per Common Share
NET LOSS PER COMMON SHARE

Basic loss per common share is calculated by dividing net loss available to common shareholders for the period by the weighted-average number of common shares outstanding during the period. Diluted loss per common share is calculated by dividing net loss available to common shareholders for the period by the weighted-average number of common shares outstanding during the period, adjusted to include, if dilutive, potential dilutive shares consisting of convertible preferred stock, convertible notes payable, stock options and warrants, calculated using the treasury stock and if-converted methods. For diluted loss per share calculation purposes, the net loss available to common shareholders is adjusted to add back any preferred stock dividends and any interest on convertible debt reflected in the condensed consolidated statement of operations for the respective periods.

The table below presents the computation of basic and diluted loss per share:

(Amounts in thousands except share and per share amounts)	Three Months Ended March 31,
	2013	2012
Numerator for basic and diluted loss per share:
Net loss	$(2,773)	$(8,590)
Preferred dividends	(13)	(13)
Net loss available to common shareholders	$(2,786)	$(8,603)

Denominator for basic and dilutive loss per share — weighted-average shares outstanding	76,846,563	67,988,916
Net loss	$(0.04)	$(0.13)
Preferred dividends	(0.00)	(0.00)
Basic and diluted loss per share available to common shareholders	$(0.04)	$(0.13)

The Company has excluded the following weighted-average securities from the calculation of diluted loss per share, as their effect would have been antidilutive:

Dilutive securities	Three Months Ended March 31,
	2013	2012

Restricted stock grants	199,333	360,000
Convertible notes payable	40,805	164,950
Convertible preferred stock	46,991	46,896
Stock options	1,140,608	3,007,713
Warrants	9,160,458	28,453,760
Total dilutive securities	10,588,195	32,033,319